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                         ENTERTAINMENT UNIVERSE, INC.

                    _______________________________________



                         Registration Rights Agreement

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                                                                   EXHIBIT 10.08


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of April, 1999, by and among Entertainment Universe, Inc., a corporation duly incorporated and existing under the laws of the State of California ("EUI" or the "Company"), and the Subscribers (hereinafter collectively referred to as "Subscribers") to the Company's offering, ("Offering") of up to Six Million Nine Hundred Seventy-Five Thousand Dollars ($6,975,000) of Series A 6% Convertible Preferred Stock (the "Preferred Stock") pursuant to the Regulation D Subscription Agreement between the Company and each of the Subscribers (the "Subscription Agreement"). This Agreement is between the Company and Subscriber. The Company shall assign this Agreement, on or prior to the closing date of this Offering, to a publicly traded shell corporation (the "Public Entity") of which EUI intends to be the wholly-owned subsidiary by the closing of this Offering. Upon such assignment, references to the Company shall mean the Public Entity.

     1.  Definitions.   For purposes of this Agreement:
         -----------

         (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document; provided, however, notwithstanding the foregoing, when referring to a registration on Form 10-SB (relating to the registration of securities pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), the foregoing terms "register", "registered" and "registration" refers to the registration effected on Form 10-SB and not one effected under the Act.

        (b) For purposes hereof, the term "Registrable Securities" means the shares of the Company's Common Stock together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock (the "Common Stock"), issuable or issued upon conversion of the Preferred Stock.

        Notwithstanding the above, any Registrable Securities resold in a public transaction shall cease to constitute Registrable Securities.

        (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock.

        (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof.

     (e) The term "Due Date" means the date which is seven (7) months after the date of the first closing of a sale and purchase of Preferred Stock that occurs pursuant to the Offering.

     2.  Required Registration.
         ---------------------

         (a) The Company shall, within one hundred fifty (150) days after the Initial Issuance Date (as defined in Section 5 of the Company's Certificate of Designation of Preferred Stock) of the Offering (such one hundred fiftieth day hereinafter the "Filing Date"), file a registration statement on Form SB-2 (or other suitable form), or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, but subject to the reasonable approval of Subscribers, covering the resale of all shares of Registrable Securities then outstanding or issuable upon conversion of all the outstanding Preferred Stock. Such Registration Statement shall initially cover at least two hundred percent (200%) of the number of shares of Common Stock issuable upon conversion of each share of Preferred Stock then outstanding, including without limitation, any accrued and unpaid interest on such date and shall cover, to the extent allowed by applicable law, such additional indeterminate number of shares of Common Stock as are required to effect conversion of the Preferred Stock due to fluctuations in the price of the Company's Common Stock. The Company shall use its best efforts to have the Registration Statement declared effective by the Due Date. If for any three (3) consecutive trading days after the Due Date (the last of such three (3) trading days being the "Registration Shortfall Date") the Registration Statement does not cover a sufficient number of shares of Common Stock to effect the resales of a number of shares of Common Stock equal to two hundred percent (200%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Preferred Stock then eligible for conversion, at the Conversion Rate (as defined in the Certificate of Designation of the Series A Preferred Stock) (the "Assumed Conversion Rate"), (a "Registration Shortfall"), the Company shall, within five (5) business days of the Registration Shortfall Date, amend the Registration Statement or file a new Registration Statement (an "Amended" or "New" Registration Statement, respectively), as appropriate, to add such number of additional shares as would be necessary to effect the resales of a number of shares of Common Stock equal to two hundred percent (200%) of the number of shares of Common Stock issuable to each Subscriber upon conversion of all outstanding Preferred Stock then eligible for conversion, at the Assumed Conversion Price then in effect.

     In addition, the Company shall, within sixty (60) days of the Initial Issuance Date, file a registration statement on Form 10 registering the Company's securities pursuant to Section 12(b) or 12(g) of the Exchange Act.

     (b) The Company agrees that the holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations pursuant to
Section 2(a) hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of

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such failure by the Company to fulfill such obligations, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each holder of shares then convertible into Registrable Securities ("Restricted Preferred Shares") who has complied with such holder's obligations under this Agreement under the circumstances and to the extent set forth below (clauses (i) through (vi) individually, a "Registration Default"):

     (i) if the Registration Statement has not been filed on or prior to the Filing Date; or

     (ii) if the Registration Statement is not declared effective on or prior to the Due Date; or

     (iii) if the New Registration Statement or Amended Registration Statement is not declared effective within seven business days of the Registration Shortfall Date; or

     (iv) if the number of Registrable Securities registered pursuant to the Registration Statement is a Registration Shortfall on the effective date or thereafter in accordance with Section 2(a) hereof;

     (v) if the Registration Statement has been declared effective and thereafter ceases to be effective or usable for any reason including, but not limited to, a Black Out (under Section 6 hereof) in excess of sixty (60) days, provided that any such failure of the use of the Registration Statement which is a result of (A) a required disclosure by the Company in the form of a Registration Statement amendment relating solely to an acquisition or disposition of assets by the Company, an acquisition of a business by the Company, a merger, consolidation or reorganization of the Company or a tender offer by or for the Company and which does not exceed a period of sixty (60) calendar days or (B) a performance of its obligations pursuant to Section 5 hereof and does not exceed a period of seven (7) calendar days shall not be deemed a Registration Default; or

     (vi) if a registration on Form 10-SB registering the Company's Securities pursuant to Section 12(b) or 12(g) of the Exchange Act has not been filed within sixty (60) days, or declared effective within one hundred twenty (120) days, after the Initial Issuance Date;
then the Company shall pay Liquidated Damages to each holder of Restricted Preferred Shares during the first 30-day period immediately following the occurrence of such Registration Default in the form of a special payment on each share of Restricted Preferred Shares and each share of Additional Common Stock as to which the underlying Registrable Securities are not so registered in an amount equal to 1% of the initial purchase price paid per share under the Subscription Agreement for the first

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     30-day period, or part thereof, and in an amount equal to 2% of the initial purchase price paid per share for each subsequent 30-day period, or part thereof, in cash, or at the Holder's option, in the number of shares of Common Stock equal to the quotient of (x) the dollar amount of the Liquidated Damages on the Payment Date (as defined below) by (y) the Conversion Rate on the date of the Registration Default, accruing daily, until all Registration Defaults have been cured. The Liquidated Damages payable pursuant hereto shall be payable within five (5) business days from the end of the calendar month commencing on the first calendar month in which the Registration Default occurs (each, a "Payment Date"). In the event the Holder elects to receive the Liquidated Damages amount in shares of Common Stock, such shares shall also be considered Registrable Securities. A Registration Default under clause (i) above shall be deemed cured on the date that the Registration Statement is filed; a Registration Default under clause (ii) above or clause (iii) above shall be cured on the date that the Registration Statement or the New Registration Statement or Amended Registration Statement, as the case may be, is declared effective;
     a Registration Default under clause (iv) above shall be cured on the date on which the Registration Statement covers the Registration Shortfall and is declared effective; a Registration Default under clause (v) above shall be deemed cured on the date the Registration Statement is again declared effective or the Prospectus contained therein again becomes usable, or the expiration of twenty four (24) months after the Initial Issuance Date; and
     (vi) a Registration Default under clause (vi) above shall be deemed cured on the date the registration on Form 10 is filed (if the Registration Default is the failure to file the registration within sixty (60) days from the Initial Issuance Date) or on the date the registration on Form 10 is declared effective (if the Registration Default is the failure to be declared effective within the hundred twenty (120) days from the Initial Issuance Date).

     Upon conversion of each share of Preferred Stock, the Company shall issue to the Subscriber the number of shares of Common Stock determined as set forth in Section 5(a) of the Certificate of Designation, plus an additional number of shares of Common Stock attributable to such share of Preferred Stock (the "Additional Shares") determined as set forth below:

     Additional Shares = Liquidated Damages
                         ------------------
                          Conversion Rate

     With respect to the Preferred Stock, "Conversion Rate" has the definition ascribed to it in the Certificate of Designation.

     Such Additional Shares shall also be deemed "Registrable Securities" as defined herein. The Company covenants to use its best efforts to use Form SB-2 for the registration required by this Section during all applicable times contemplated by this Agreement.

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     (c) The Registration Statement shall be prepared as a  "shelf"
registration statement under Rule 415, and shall be maintained effective until all Registrable Securities cease to exist.

     (d) The Company represents that it is presently eligible to effect the registration contemplated hereby on Form SB-2 for secondary offerings and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

     (e) Notwithstanding anything to the contrary contained in this Agreement, the Registration Statement shall include only the Registrable Securities, except that the Registration Statement may include securities underlying stock options issued to officers, directors and employees of the Company.

     (f) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not pay any Liquidated Damages if the failure of the Company to fulfill its obligations pursuant to Section 2(a) hereof arises from (i) the failure of any Holder materially to comply with such holder's obligation under this Agreement or (ii) failure of any Holder materially to comply with the applicable SEC rules and regulations.

     3.  Piggyback  Registration.   If  the  Registration  Statement  described
         -----------------------
in Section 2 is not effective by the Due Date, and if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration to be effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof; nothing herein shall prevent the Company from withdrawing or abandoning the registration statement prior to its effectiveness. The election of initiating Holders to participate in a Piggyback Registration Statement shall not impact the amount payable to investors pursuant to Section 2(a) or 2(b) herein except that the Liquidated Damages shall cease to accrue as of the date of effectiveness of the Piggyback Registration Statement.

     4.  Limitation on Obligations to Register.
         -------------------------------------

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     (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the registration statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

     (b) In the event the Company believes that shares sought to be registered under Section 2 or Section 3 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an opinion of counsel reasonably acceptable to the Holders of the purported Registrable Securities at issue and their counsel (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation, without registration under the Act, by virtue of Rule 144 or other exemptive provisions as may be applicable thereto.

     5.   Obligations of the Company.    Whenever required under this Agreement,
          --------------------------
or under a post-effective amendment to an effective registration statement, to effect the registration or continued registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement, or such a post-effective amendment, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective;

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement, or such a post-effective amendment, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Act and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such

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

other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other state securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

     (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to Section 6 hereof use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request;

     (g) Provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective;

     (h) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement;

     (i) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Holder in writing.

     6.  Black Out.   If, during the time that the Registration Statement is
         ---------
effective, the Company reasonably determines, based upon advice of counsel, that due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the Registration Statement

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

not misleading, and the Company has a bona fide business purpose for preserving as confidential such material non-public information, the Company shall have the right to suspend the effectiveness of the Registration Statement, and no Holder shall be permitted to sell any Registrable Securities pursuant thereto, until such time as such suspension is no longer advisable; provided, however, that such time shall not exceed a period of sixty (60) days. As soon as such suspension is no longer advisable, the Company shall, if required, promptly, but in no event later than the date the Company files any documents with the SEC referencing such material information, file with the SEC an amendment to the Registration Statement disclosing such information and use its best efforts to have such amendment declared effective as soon as possible.

     In the event the effectiveness of the Registration Statement is suspended by the Company pursuant hereto, the Company shall promptly notify all Holders whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Holder as soon as the effectiveness of the Registration Statement has been resumed. The Company shall be entitled to effect no more than one such suspension for one (1) year following the Last Closing (as defined in the Subscription Agreement).

     7.   Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable exemptive provision under the Act.

     8.   Registration Expenses.
          ---------------------

     (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement (or registration on Form 10-SB) is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc.,
(B) in compliance with state securities or Blue sky laws (including, without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or Special Counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities, and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority (on a fully converted basis) may designate) and (C) the fees payable in connection with the printing of prospectuses if the printing of prospectuses is requested by the managing underwriters, if any),


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(ii) messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company and Special Counsel for the Holders (plus any local counsel, in accordance with the provisions of Section 8(b) hereof), (iv) fees and disbursements of all independent certified special audit and "cold comfort" letters required by or incident to such performance, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange.

     (b) In connection with any registration hereunder, the Company shall reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements, not to exceed $25,000 in the aggregate, of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel for which reimbursement shall be separate), which firm, if any, shall be chosen by the majority number of shares of Registrable Securities of Holders (on a fully diluted basis).

     9.  Indemnification.   In the event any Registrable Securities are included
         ---------------
in a Registration Statement or a post-effective amendment to an effective Registration Statement or a Piggyback Registration Statement or in a registration on Form 10-SB under the Exchange Act under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, members, partners, attorneys, agents and employees of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel), joint or several, to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or in any registration statement on Form 10-SB or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any other material violation of the Federal or state securities laws, and the Company will reimburse each such Holder, officer, director, member, partner, attorney, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, the Company shall not be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it is caused by a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, member, partner, attorney, agent, employee, underwriter or controlling person.

     (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceedings by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel), joint or several, to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Registration Statement or in any registration statement on Form 10-SB; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of engaging in fraudulent transactions or the use of any manipulative or deceptive device or contrivance (within the meaning of Section 17 of the Act or Section 10(b) of the 1934 Act) shall be entitled to contribution from any person who was not guilty thereof. For purposes of this Section 9, each person who controls a Holder of Registrable Securities within the meaning of either the Act or the 1934 Act and each director, officer, member, partner, employee and agent of a Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the 1934 Act and each director of the Company, and each officer of the Company who has signed the Registration Statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The obligations of the Company and Holders under this Section 9 shall survive the redemption, exercise or conversion, if any, of the Preferred Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

     10.  Reports Under  Securities  Exchange  Act  of  1934.   With a view to
          --------------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

     11.  Amendment of Registration Rights.    Any provision of this Agreement
          --------------------------------
may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

     12.  Notices.   All notices required or permitted under this Agreement
          -------
shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (a) the Company at: 264 South LaCienega, Suite 305, Beverly Hills, California 90211; and (b) the Holders at their respective last address of the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

     13.  Termination.  This Agreement shall terminate on the date all
          -----------
Registrable Securities cease to exist; but without prejudice to (a) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (b) other indemnification obligations under this Agreement.

     14.  Assignment.     No assignment, transfer or delegation, whether by
          ----------
operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Required or Piggyback Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

          15.  Miscellaneous.
               -------------

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

          (a) Remedies.  Each Holder of Registrable Securities or the Company,
              --------
in addition to being entitled to exercise all rights provided herein, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of Registrable Securities agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company shall not enter into any
              --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          (c) No Piggyback on Registrations.  The Company shall not include and
              -----------------------------
shall not grant to any of its securities holders, including, without limitation, any Placement Agents (other than the Holders of Registrable Securities in such capacity) the right to include any of its securities in any Registration Statement other than Registrable Securities, except any such rights that exist as of the date hereof. Notwithstanding the foregoing, nothing shall prevent the Company from filing a registration statement simultaneously with the Registration Statement so long as the Holders of Registrable Securities have full priority with respect to the removal of any restrictive legend upon the resale by such Holder of the Registrable Securities.

          16.  Governing Law.   This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the 1934 Act, which matters shall be construed and interpreted in accordance with such laws.

          17.  Execution  in  Counterparts  Permitted.   This Agreement may be
               --------------------------------------
executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this _______ day of April, 1999.

               COMPANY:

               ENTERTAINMENT UNIVERSE, INC.

               By:________________________________
                    Brad D. Greenspan, President

    Address:        264 South LaCienega

                               Suite 305
                               Beverly Hills, CA    90211


               SUBSCRIBER(S):

               ___________________________________
               Investor's Name

               By:________________________________
                           (Signature)

    Address:     _________________________________
                 _________________________________
                 _________________________________

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